UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2012 (May 23, 2012)

Endo Health Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	At the Company’s Annual Meeting of Stockholders on May 23, 2012, the Company’s stockholders approved the proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Endo Health Solutions Inc. On May 23, 2012, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the Company’s new name.

Also on May 23, 2012, the Company amended and restated its Amended and Restated By-laws to reflect the name change.

The foregoing descriptions of (1) the Amended and Restated Certificate of Incorporation and (2) the Amended and Restated By-laws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

On May 23, 2012, the Company issued a press release announcing the change of its name. A copy of this press release is furnished as Exhibit 99.1 to this report.

(b)	Not applicable.

(c)	Not applicable.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On May 23, 2012, the Company held its Annual Meeting of Stockholders.

(b)	Stockholders voted on the matters set forth below.

1.	The proposal to elect nine directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified was approved based upon the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Roger H. Kimmel	99,998,772	870,224	36,869	5,252,212
John J. Delucca	100,372,107	482,850	50,908	5,252,212
David P. Holveck	100,393,412	478,200	34,253	5,252,212
Nancy J. Hutson, Ph.D.	100,389,758	481,996	34,111	5,252,212
Michael Hyatt	100,006,286	863,274	36,305	5,252,212
William P. Montague	100,385,348	485,544	34,973	5,252,212
David B. Nash, M.D., M.B.A.	100,306,748	549,315	49,802	5,252,212
Joseph C. Scodari	100,388,946	478,610	38,309	5,252,212
William F. Spengler	100,388,954	481,330	35,581	5,252,212

2.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was approved based upon the following votes:

Votes for approval	104,668,597
Votes against	1,444,505
Abstentions	44,975
Broker non-votes	—

3.	The proposal to approve, by advisory vote, named executive officer compensation was approved based upon the following votes:

Votes for approval	88,901,511
Votes against	11,828,538
Abstentions	175,816
Broker non-votes	5,252,212

4.	The proposal to approve the amendment and restatement to the Company’s amended and restated certificate of incorporation to change the name of the Company to Endo Health Solutions Inc. was approved based upon the following votes:

Votes for approval	105,784,695
Votes against	62,959
Abstentions	310,423
Broker non-votes	—

5.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof:

None.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Endo

3.2	Amended and Restated By-laws of Endo

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO HEALTH SOLUTIONS INC. (Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: May 25, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Endo

3.2	Amended and Restated By-laws of Endo

99.1	Press Release